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                                Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements File Nos. 333-21247, 333-57717, 333-69442 and 333-58430 and Form S-3 Registration Statement File No. 333-57567.

                                                       Arthur Andersen LLP

Philadelphia, PA
  March 26, 2002